UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 16, 2013

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Shareholders of Corning Natural Gas Corporation (the "Company") held on Tuesday, April 16, 2013, the Company's shareholders voted on four proposals and cast their votes as described below. The proposals are described in detail in the Company's definitive proxy statement on Schedule #14A filed with the Securities and Exchange Commission on March 22, 2013 (the "Proxy Statement").

Proposal 1: Election of Directors.

The shareholders elected the following seven directors, to serve until the Company's next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Henry B. Cook, Jr.	1,685,131	4,711	0	0
Michael I. German	1,685,131	4,711	0	0
Ted W. Gibson	1,685,131	4,711	0	0
Joseph P. Mirabito	1,685,131	4,711	0	0
William Mirabito	1,685,131	4,711	0	0
George J. Welch	1,684,931	4,911	0	0
John B. Williamson III	1,684,931	4,911	0	0

Proposal 2: Non-binding advisory vote to approve the Company's executive compensation.

The Company's shareholders approved, in and advisory and non-binding vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,675,751	11,180	2,911	0

Proposal 3: Non-binding advisory vote to approve the frequency of future advisory votes on the Company's executive compensation.

Based on the total votes cast on this proposal, the Company's shareholders recommended, in an advisory and non-binding vote, that a non-binding shareholder vote to approve the compensation of the Company's named executive officers, or a "say-on-pay" vote, should occur every year. The Company's shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,030,611	1,112	174,670	483,448	0

Based on these results, the Board of Directors of the Company has determined that the Company will hold future advisory shareholder votes on the compensation of the Company's named executive officers every year. Accordingly, the next shareholder advisory vote on the compensation of the Company's named executive officers will be held at the Company's 2014 Annual Meeting of Shareholders. The next required shareholder advisory vote regarding the frequency of future advisory votes on executive compensation will be held in six years at the Company's 2019 Annual Meeting of Shareholders.

Proposal 4: Ratification of the Company's independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of the Company's Board of Directors, for the fiscal year ending September 30, 2013.

The appointment of EFP Rotenberg LLP as the Company's independent registered public accounting firm for the quarters ending March 31 and June 30, 2013, and, at the discretion of the audit committee of the Company's Board of Directors, for the fiscal year ending September 30, 2013, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,674,346	14,185	1,311	0

No other matters were voted upon at the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: April 17, 2013